TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478




Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of TSET, Inc. On November 20, 2002, the Board of Directors of the Company adjourned the originally scheduled annual shareholder meeting and voted to reconvene the annual shareholder meeting on Monday, December 30, 2002, at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart, LLP, 75 State Street, Boston, Massachusetts.

      ALL SHAREHOLDERS ARE URGED TO VOTE OR RECAST THEIR VOTE. NO PRIOR PROXIES WILL BE COUNTED AT THE RECONVENED MEETING. ACCORDINGLY, FOR YOUR VOTE TO COUNT YOU MUST VOTE YOUR SHARES BY THE ENCLOSED PROXY OR IN PERSON. TO VOTE BY PROXY, PLEASE FOLLOW THE INSTRUCTIONS IN THE FOLLOWING PARAGRAPH AND ON THE PROXY CARD.

      Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the reconvened meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

      We hope to see you at the reconvened meeting.

                                    Sincerely,


                                    /s/ Daniel R. Dwight
                                    -------------------------------------
                                    Daniel R. Dwight
                                    President and Chief Executive Officer


December 2, 2002

                                   TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478


               NOTICE OF RECONVENED ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 30, 2002

      NOTICE IS HEREBY GIVEN that the reconvened Annual Meeting of Shareholders (the "ANNUAL MEETING") of TSET, Inc. (the "COMPANY"), will be held on Monday, December 30, 2002, at 10:00 a.m., local time, at the offices of Kirkpatrick & Lockhart, LLP, 75 State Street, Boston, Massachusetts, for the following purposes, as more fully described in the attached Proxy Statement:

      1. To elect five directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

      2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Kronos Advanced Technologies, Inc."; and

      3. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on October 22, 2002, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the reconvened Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the reconvened Annual Meeting at the offices of the Company's transfer agent and registrar, Merit Transfer Company, at 68 South Main Street, Suite 708, Salt Lake City, Utah 84101.


                                    IMPORTANT

      You are cordially invited to attend the reconvened Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the reconvened Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                    By Order of the Board of Directors,


                                    Daniel R. Dwight
                                    President and Chief Executive Officer


December 2, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                        PAGE NO.
                                                                        --------

ABOUT THE MEETING...........................................................1
            WHAT IS THE PURPOSE OF THE ANNUAL MEETING?......................1
            WHO IS ENTITLED TO VOTE?........................................1
            WHO CAN ATTEND THE MEETING?.....................................1
            WHAT CONSTITUTES A QUORUM?......................................1
            HOW DO I VOTE?..................................................1
            WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?.........2
            CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?..............2
            WHAT ARE THE BOARD'S RECOMMENDATIONS?...........................2
            WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?.....................2
STOCK OWNERSHIP.............................................................3
            BENEFICIAL OWNERS...............................................3
PROPOSAL 1 - ELECTION OF DIRECTORS..........................................4
            DIRECTORS STANDING FOR ELECTION.................................4
            RECOMMENDATION OF THE BOARD OF DIRECTORS........................4
            DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING..........4
            MEETINGS........................................................7
            COMMITTEES OF THE BOARD OF DIRECTORS............................7
            COMPENSATION OF DIRECTORS.......................................8
            EXECUTIVE COMPENSATION..........................................8
            STOCK OPTION PLAN..............................................11
            EMPLOYMENT AGREEMENTS..........................................11
            EXECUTIVE SEVERANCE AGREEMENTS.................................13
            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.................13
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION....................15
             RECOMMENDATION OF THE BOARD OF DIRECTORS......................15
DESCRIPTION OF CAPITAL STOCK...............................................16
             COMMON STOCK..................................................16
             PREFERRED STOCK...............................................16
             OPTIONS.......................................................16
             WARRANTS......................................................18
             ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF
               INCORPORATION, BYLAWS AND FLORIDA LAW.......................18
            TRANSFER AGENT AND REGISTRAR...................................18
            OTHER MATTERS..................................................19
            INDEPENDENT ACCOUNTANTS........................................19
            ADDITIONAL INFORMATION.........................................19

                                   TSET, INC.
                          464 COMMON STREET, SUITE 301
                          BELMONT, MASSACHUSETTS 02478

                              ---------------------


                                 PROXY STATEMENT
                                DECEMBER 2, 2002


                            -------------------------


      This proxy statement contains information related to the reconvened annual meeting of shareholders of TSET, Inc., to be held on Monday, December 30, 2002, at 10:00 a.m., local time, at 75 State Street, Boston, Massachusetts, and any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. In addition, the Company's management will report on the performance of the Company during fiscal 2002 and respond to questions from shareholders.


WHO IS ENTITLED TO VOTE?

      Only shareholders of record on the close of business on the record date, October 22, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.


WHO CAN ATTEND THE MEETING?

      All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.


WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 46,891,293 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o  FOR the election of the nominated slate of directors (see page 4);

         o FOR the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. (see page 16).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      COMPANY NAME CHANGE. For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Kronos Advanced Technologies, Inc. and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP


BENEFICIAL OWNERS

      The following table presents certain information regarding the beneficial ownership of all shares of common stock at October 14, 2002 for each executive officer and director of our company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 46,891,293 common shares issued and outstanding at October 14, 2002 and ownership by these persons of options or warrants exercisable within 60 days of such date. Also included is beneficial ownership on a fully diluted basis showing all authorized, but unissued, shares of our common stock at October 14, 2002 as issued and outstanding. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                                             COMMON STOCK
                                                          BENEFICIALLY OWNED
                                                    ----------------------------
NAME AND ADDRESS                                             NUMBER      PERCENT
-----------------------------------------           ---------------   ----------
Daniel R. Dwight                                       3,215,818(1)         6.9%
464 Common Street
Suite 301
Belmont, MA  02478

Richard F. Tusing                                      1,717,118(2)         3.8%
464 Common Street
Suite 301
Belmont, MA  02478

Richard A. Papworth                                      822,114(3)         1.8%
464 Common Street
Suite 301
Belmont, MA  02478

Jeffrey D. Wilson                                        310,000(4)            *
464 Common Street
Suite 301
Belmont, MA  02478

Erik Black                                               272,983(5)            *
464 Common Street
Suite 301
Belmont, MA  02478

Charles D. Strang                                        100,000(6)            *
464 Common Street
Suite 301
Belmont, MA  02478

James P. McDermott                                          294,118            *
464 Common Street
Suite 301
Belmont, MA  02478

All Officers and Directors of                          6,732,151(7)        14.1%
TSET
---------------
*     Less than 1%.

(1) Includes options to purchase 1,321,700 shares of common stock that can be acquired within sixty days of October 14, 2002

(2) Includes options to purchase 473,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(3) Includes options to purchase 448,475 shares of common stock that can be acquired within sixty days of October 14, 2002.

(4) Includes options to purchase 310,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(5) Includes options to purchase 50,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(6) Includes options to purchase 100,000 shares of common stock that can be acquired within sixty days of October 14, 2002.

(7) Includes options to purchase 2,703,175 shares of common stock that can be acquired within sixty days of October 14, 2002.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

      The Board of Directors of the Company consists of eight seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Daniel R. Dwight, Richard A. Papworth, Richard F. Tusing, James P. McDermott and Erik W. Black for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.


RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES


DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING


DANIEL R. DWIGHT         Daniel R. Dwight has served as a Director of TSET since
PRESIDENT AND CHIEF      November  2000,  and as a Director and Chief  Executive
EXECUTIVE OFFICER        Officer of Kronos Air Technologies  since January 2001.
AGE 42                   Effective  October 16, 2001,  Mr.  Dwight was appointed
                         President and Chief  Executive  Officer of the Company.
                         He has  extensive  experience  in  private  equity  and
                         operations  in a wide  variety of high  growth and core
                         industrial  businesses.  From  February 2000 to October
                         2001,   Mr.  Dwight  was  an   independent   management
                         consultant who provided business development, strategic
                         consulting,  financial planning,  merchant banking, and
                         operational  execution  services  to a  wide  range  of
                         clients. Prior to starting his consulting practice, Mr.
                         Dwight spent 17 years with General  Electric  including
                         10 years of  operations,  manufacturing,  and  business
                         development experience with GE's industrial businesses,
                         and seven years of international investment and private
                         equity   experience   with  GE  Capital.   He  has  had
                         responsibility  for  over  $1  billion  in  merger  and
                         acquisition and private equity transactions at GE. Most
                         recently,  Mr. Dwight  initiated GE Capital's  entry in
                         the Asia private equity market.  Between 1995 and 1999,
                         the   Asian   equity    portfolio   grew   to   include
                         consolidations,  leveraged buyouts,  growth capital and
                         minority  investments in diverse industries,  including
                         information  technology,  telecommunications  services,
                         consumer  products,  services  and  distribution,   and
                         contract manufacturing.  Mr. Dwight led deal teams with
                         responsibility   for  the  execution  of  transactions,
                         monitoring of portfolio  companies and  realization  of
                         investments.  Since  1982,  Mr.  Dwight  has held other
                         leadership  positions  domestically and internationally
                         with GE Capital,  as well as senior  positions  with GE
                         Corporate  Business  Development   (1989-1992)  and  GE
                         Corporate Audit Staff (1984-1987). His responsibilities
                         included   identifying,   analyzing  and   implementing
                         reorganizations,      restructurings,     consolidating
                         acquisitions, and  divestitures  of  GE  businesses. He
                         also  had  responsibility  for the  development  of new
                         business   ventures   and   commercialization   of  new
                         technologies  strategic to GE's industrial  businesses.
                         Mr. Dwight holds an MBA in Finance and Marketing with Honors from the University of Chicago in 1989 and a B.S. in Accounting with Honors from the University of Vermont in 1982.

RICHARD A. PAPWORTH Richard A. Papworth became a Director of the Company in CHIEF FINANCIAL OFFICER June 2001, was appointed Chief Financial Officer of the
AGE 44                   Company  in May 2000,  and has  served  as a  Director,
                         Chief  Financial  Officer,  and Treasurer of Kronos Air
                         Technologies  since  January  2001,  and  as  Assistant
                         Secretary  of Kronos Air  Technologies  since  December
                         2000. Mr.  Papworth has had diverse  finance,  tax, and
                         accounting   experience  in  a  range  of   industries,
                         including    real   estate    development/construction,
                         software   development,    publishing,    distribution,
                         financial institutions,  and investment companies. From
                         1997-2000,  he was Vice-President and Controller of the
                         U.S.  and  European  operations  of Wilshire  Financial
                         Services Group, a Portland,  Oregon-based publicly held
                         specialty loan  servicing and  investment  company with
                         more  than  $2  billion  under   management.   In  this
                         capacity,  Mr.  Papworth was responsible for accounting
                         and control system,  financial  reporting and analysis,
                         and  business   decision   support  for  the  worldwide
                         organization.  From  1996-97,  he was  Chief  Financial
                         Officer of First Bank of Beverly  Hills, a $550 million
                         banking subsidiary of WFSG. From 1995-96,  Mr. Papworth
                         was  Treasurer  for   Maintenance   Warehouse   America
                         Corporation   in   which   capacity   he   successfully
                         negotiated  more than $50  million  of real  estate and
                         working  capital  financing,  and was  responsible  for
                         management    of    Maintenance    Warehouse    America
                         Corporation's  insurance  program  and tax  compliance.
                         From 1994-95,  he maintained a private  management  and
                         finance  consulting  practice for select clients.  From
                         1989-94,  Mr. Papworth  worked for Morrison Homes,  the
                         U.S. home building division of U.K.-based George Wimpey
                         Plc.,  during which  period he held  various  positions
                         including  Chief  Financial  Officer,   Treasurer,  and
                         Assistant  Treasurer.  From 1985-89,  he engaged in tax
                         consulting  with  Deloitte  and  Touche,   a  Big  Five
                         accounting firm. He received a B.S. in accounting (with minors in business, economics, and Spanish) and a Macc
                         (Masters of Accountancy) with emphasis in tax law, from Brigham Young University in 1984. Mr. Papworth became licensed as a certified public accountant in the State of California in 1987. Mr. Papworth speaks Spanish fluently.

RICHARD F. TUSING        Richard F.  Tusing  has  served as a  Director  of TSET
CHIEF OPERATING OFFICER  since  October  2000 and as a  Director  of Kronos  Air
AGE 45                   Technologies since January 2001 and was appointed Chief
                         Operating  Officer on January 1, 2002.  Mr.  Tusing has
                         had extensive experience in developing new enterprises,
                         negotiating  the  licensing  of  intellectual  property
                         rights,    and   managing   technical   and   financial
                         organizations,  and has more than 20 years of  business
                         development,  operations,  and consulting experience in
                         the technology and  telecommunications  industries.  He
                         has  spent  four  years in  executive  management  with
                         several  emerging  technology  companies,  14  years in
                         various  managerial  and executive  positions  with MCI
                         Communications Corporation,  and three additional years
                         in   managerial   consulting.   While   acting   as  an
                         independent  management  consultant  from  1996  to the
                         present,   Mr.   Tusing's   experience   with  emerging
                         technology   companies   includes   serving   as  Chief
                         Executive  Officer  and Chief  Technology  Officer  for
                         Avalon  Media  Group (a  turnkey  advertising  services
                         company);   primary   responsibility   for   technology
                         planning,    licensing,    and   strategic   technology
                         architecture  relationships  for ICU,  Inc.  (a  mobile
                         video    conferencing     company);    and    Executive
                         Vice-President,  Chief Technology Officer, and Director
                         of Entertainment Made Convenient (Emc3)  International,
                         Inc. (a video and data downloading  services  company).
                         Through his private  consultancy,  Mr. Tusing provides,
                         among other  things,  managerial,  financial  planning,
                         technical,   and  strategic  planning  services.   From
                         1982-1996,  Mr.  Tusing held  multiple  managerial  and
                         executive    positions    with    MCI    Communications
                         Corporation.   From  1994-1996,   he  served  as  MCI's
                         Director of Strategy  and  Technology,  managing  MCI's
                         emerging    technologies   division   (having   primary
                         responsibility for evaluating, licensing, investing in,
                         and  acquiring   third-party   technologies  deemed  of
                         strategic  importance  to MCI),  and also  oversaw  the
                         development of several  early-stage and  venture-backed
                         software and hardware companies;  in this capacity, Mr.
                         Tusing  managed more than 100  scientists and engineers
                         developing    state-of-the-art    technologies.    From
                         1992-1994,  Mr. Tusing founded MCI Metro,  MCI's entree
                         into the local telephone  services business and, as MCI
                         Metro's Managing Director,  managed  telecommunications
                         operations,  developed  financial and ordering systems,
                         and led efforts in designing its  marketing  campaigns.
                         From  1990-1992,  he served as  Director of Finance and
                         Business   Development   for  MCI's   western   region,
                         overseeing  $1,000,000,000  in  annual  revenue  and  a
                         $90,000,000  operating  budget.  From  1982-1990,   Mr.
                         Tusing held other  management and leadership  positions
                         within  MCI,   including   service  as  MCI's   Pacific
                         Division's  Regional Financial  Controller,  Manager of
                         MCI's Western Region's Information Technology Division, and led MCI's National Corporate Financial Systems
                         Development  Organization.  Mr.  Tusing  received  B.S.
                         degrees in business management and psychology from the University of Maryland in 1979.

ERIK W. BLACK            Erik W. Black  became a Director of the Company in June
AGE 32                   2001, was appointed Executive Vice-President - Business
                         Development of the Company in May 2000, and also served
                         as Chairman of the Board of Directors of Atomic  Soccer
                         from  November  2000 until the sale of Atomic Soccer in
                         April   2001.   Mr.   Black   resigned   as   Executive
                         Vice-President  - Business  Development  of the Company
                         effective  December 31, 2001.  Before joining TSET, Mr.
                         Black served from 1997-2000 as a business and corporate
                         strategy  consultant  to the office of the  Chairman on
                         Funding  Selection,  Inc.,  an  investment  banking and
                         mergers and  acquisitions  company.  He also developed,
                         launched,  and  managed  GI Bill  Express.com  LLP from
                         February 1999 until its  acquisition by Military.com in
                         April 2000.  Mr. Black has also worked as an e-business
                         associate   consultant  for  IBM  Global   Services  in
                         Phoenix,  Arizona, from March 1999 until April 2000. In
                         addition, Mr. Black was the sole proprietor of E.B. Web
                         Designs,   an   Internet   development   services   and
                         consulting company founded in 1998. Mr. Black worked as
                         the   communications   coordinator  for  the  Synthetic
                         Organic   Chemical    Manufacturers    Association   in
                         Washington,  D.C.  from  1996-97  and  as an  associate
                         consultant  for  Robert  Charles  Lesser & Co.,  a real
                         estate  consulting  firm, from 1995-96.  He received an
                         M.B.A. and a Masters of Information  Management degrees
                         from  Arizona  State   University  in  2000  (where  he
                         received the ASU MBA Kiplinger Foundation Prize for outstanding scholarship, service, and contribution, and served as Vice-President - communications of the ASU
                         MBA Student Body  Association in  1999-2000),  a Global
                         Leadership  Certificate from Thunderbird - The American
                         Graduate School of International Management in 2000, and a B.A. from Pomona College in 1995, where he graduated magna cum laude and was elected to Phi Beta
                         Kappa. Mr. Black speaks Russian fluently.

JAMES P. MCDERMOTT       James P. McDermott became a Director of the Company in
AGE 40                   July 2001. Mr. McDermott has over 18 years of financial
                         and   operational   problem-solving   experience.   Mr.
                         McDermott is a  co-founder  and is currently a Managing
                         Director of Eagle Rock  Advisors,  LLC, the Manager for
                         The Eagle Rock Group,  LLC. From 1992 through 2000, Mr.
                         McDermott   held  various   managerial   and  executive
                         positions with PennCorp  Financial Group,  Inc. and its
                         affiliates.  From 1998 through 2000, Mr.  McDermott was
                         Executive Vice-President and Chief Financial Officer of
                         PennCorp   Financial  Group.   While  serving  in  this
                         position,  Mr. McDermott was one-third of the executive
                         management team that was responsible for developing and
                         implementing operational stabilization,  debt reduction
                         and recapitalization  plans for the company.  From 1995
                         through   1998,   Mr.   McDermott   served   as  Senior
                         Vice-President   of  PennCorp   Financial   Group.  Mr.
                         McDermott  worked  closely with the Audit  Committee of
                         the Board of Directors  on  evaluating  the  PennCorp's
                         accounting and actuarial  practices.  In addition,  Mr.
                         McDermott   was    responsible    for    developing   a
                         corporate-wide  technology management program resulting
                         in  technology  convergence  and  cost  savings  to the
                         company's  technology  budget.  From 1994 through 1998,
                         Mr. McDermott was a principal in Knightsbridge  Capital
                         Fund I, LP, a $92 million  investment fund specializing
                         in   leverage-equity   acquisitions  of  insurance  and
                         insurance-related  businesses.  Mr.  McDermott was also
                         the  founding  Chairman  of  the  e-business   Internet
                         service  provider,  Kivex.com,  and a senior manager of
                         one of the world's  leading  public  accounting  firms,
                         KPMG. Mr. McDermott  received a B.S. Degree in Business
                         Administration   from  the   University  of  Wisconsin,
                         Madison.

MEETINGS

      During the Company's fiscal year ending June 30, 2002 ("FISCAL 2002") the Board of Directors met on 10 occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

      AUDIT COMMITTEE. We currently do not have an Audit Committee.

      COMPENSATION. On September 11, 2001, the Board of Directors established a Compensation Committee consisting of two independent members of the Board of Directors. The Compensation Committee currently consists of James P. McDermott and Charles D. Strang. The Compensation Committee and Chairman will be designated annually by the Board of Directors. The Compensation Committee is charged with reviewing and making recommendations concerning the Company's general compensation strategy, reviewing salaries for officers, reviewing employee benefit plans, and administering TSET's stock incentive plan.


COMPENSATION OF DIRECTORS

      CASH COMPENSATION. Our Bylaws provide that, by resolution of the Board of Directors, each director may be reimbursed his expenses of attendance at meetings of the Board of Directors; likewise, each director may be paid a fixed sum or receive a stated salary as a director. As of the date of this prospectus, no director receives any salary or other form of cash compensation for such service. No director is precluded from serving our Company in any other capacity and receiving compensation from us in connection therewith.

      SHARE-BASED COMPENSATION. Each director is entitled to receive annually 50,000 restricted shares of our common stock, either granted as shares or in the form of fully-vested options, as compensation for their services as members of our Board of Directors. The Chairman of our Board of Directors is entitled to receive annually an additional 50,000 shares of our common stock, either granted as shares or in the form of fully-vested options, as compensation for his services as Chairman of our Board of Directors. As of the date of this prospectus, Messrs. Wilson and Strang have been granted 200,000 and 50,000 options, respectively as compensation for Mr. Wilson's services as Chairman of our Board of Directors and Mr. Strang's services as a member of our Board of Directors. Messrs. Tusing and Dwight have each been granted 50,000 shares of our common stock as compensation for their services as members of our Board of Directors.


EXECUTIVE COMPENSATION

      The following table sets forth compensation for the fiscal year ended June 30, 2002 for our executive officers:


                           SUMMARY COMPENSATION TABLE


                      ANNUAL COMPENSATION                                                          LONG-TERM COMPENSATION
                  ------------------------------------------------------------  ----------------------------------------------------
                                                                                            AWARDS                   PAYOUTS
                                                                                ----------------------------------------------------
                                                                                 RESTRICTED        SECURITIES              ALL
NAME AND                                                          OTHER            STOCK          UNDERLYING     LTIP     OTHER
PRINCIPAL                        SALARY           BONUS         COMPENSATION       AWARDS        OPTIONS/SARS   PAYOUTS COMPENSATION
FISCAL POSITION       YEAR         $                $                $               $             #               $        $
---------------       -----     --------      ----------        --------------  -----------      ------------   ------- ------------
(A)                   (B)         (C)              (D)              (E)             (F)           (G)             (H)      (I)
---------------       -----     --------      ----------        --------------  -----------      ------------   ------- ------------
Daniel R. Dwight,       2002     112,500               --          7,620               --        2,600,000         --        --
  President and         2001          --               --             --               --               --         --        --
  Chief Executive       2000          --               --             --               --               --         --        --
  Officer(1)

Richard F. Tusing,      2002          --               --             --               --               --         --        --
  Chief Operating       2001          --               --             --               --               --         --        --
  Officer(2)            2000          --               --             --               --               --         --        --

Richard A. Papworth,    2002     120,000(3)            --             --               --          300,000         --        --
  Chief Financial       2001     120,000               --          2,000               --          448,475(4)      --        --
  Officer               2000      10,000(5)            --             --           50,000(6)            --         --        --

Jeffrey D. Wilson,      2002      70,000               --          3,500               --           50,000         --        --
  Former Chairman of    2001     180,000               --         12,000               --          600,000(8)      --        --
  the Board of          2000     155,000(9)    30,000(10)          2,670(11)      700,000(12)           --         --        --
  Directors and Chief
  Executive Officer(7)

                                       8

                      ANNUAL COMPENSATION                                                          LONG-TERM COMPENSATION
                  ------------------------------------------------------------  ----------------------------------------------------
                                                                                            AWARDS                   PAYOUTS
                                                                                ----------------------------------------------------
                                                                                 RESTRICTED        SECURITIES              ALL
NAME AND                                                          OTHER            STOCK          UNDERLYING     LTIP     OTHER
PRINCIPAL                        SALARY           BONUS         COMPENSATION       AWARDS        OPTIONS/SARS   PAYOUTS COMPENSATION
FISCAL POSITION       YEAR         $                $                $               $               #             $        $
---------------       -----     --------      ----------        --------------  -----------      ------------   ------- ------------
(A)                   (B)         (C)              (D)              (E)             (F)             (G)           (H)      (I)
---------------       -----     --------      ----------        --------------  -----------      ------------   ------- ------------
Erik W. Black,          2002      60,000(14)          --              6,000              --             --          --        --
   Former Executive     2001     100,000              --              6,000              --         50,000(15)      --        --
   Vice-President -     2000       4,167(16)          --              4,500(17)          --             --          --        --
   Business Development(13)
--------------------

(1) Mr. Dwight became President and Chief Executive Officer of TSET effective October 16, 2001.

(2) Mr. Tusing became Chief Operating Officer of TSET effective January 1, 2002. Mr. Tusing continues to be compensated pursuant to his consulting agreement with TSET until an employment agreement is entered into by the parties.

(3)   TSET accrued $45,000 of Mr. Papworth's 2002 salary.

(4) Mr. Papworth was granted an option to purchase 398,475 restricted shares of our common stock pursuant to a letter agreement dated April 10, 2001 amending Mr. Papworth's employment agreement, dated May 19, 2000. The options were fully vested as of April 10, 2001 and the exercise price is equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001. In addition, Mr. Papworth was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share.

(5) Mr. Papworth joined our Company in May 2000. He is compensated $120,000 annually.

(6) As a signing bonus to his employment agreement, Mr. Papworth received 14,815 restricted shares of our common stock. The $50,000 value is determined by multiplying the number of such shares with the closing market price of our Company's unrestricted common stock ($3.374 per share) on the date such shares were granted (May 19, 2000).

(7) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.

(8) Mr. Wilson was granted 350,000 options pursuant to a letter agreement dated April 10, 2001 amending Mr. Wilson's employment agreement, dated April 16, 1999. 125,000 options were fully vested as of April 10, 2001 and the remaining 225,000 options were to vest upon the achievement of certain performance objectives. The exercise price was equal to $0.885 per share, which was the closing price of our Company's common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001. TSET has determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson pursuant to the letter agreement are void as of April 10, 2001, the effective date of the letter agreement. Mr. Wilson was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share. In addition, Mr. Wilson, was granted 200,000 options on May 3, 2001, in connection with his service as Chairman of the Board of Directors in 1999 and 2000. These options are fully vested and the exercise price is equal to $0.71 per share.

(9) Mr. Wilson's 2000 salary of $155,000 consisted of ten months at $12,500 and two months at $15,000. Mr. Wilson deferred all salary during fiscal years 1999 and 2000 and was entitled to receive 12% annual interest on all deferred amounts. Pursuant to an agreement between TSET and Mr. Wilson effective October 10, 2001, TSET issued a promissory note in the amount of $350,000 and will pay $30,000 in cash within sixty days of October 15, 2001, which represents all of Mr. Wilson's accrued salary, bonus and interest. In addition, TSET will also pay Mr. Wilson his unpaid reimbursable expenses.

(10) Under the terms of his employment agreement, Mr. Wilson was to receive a cash bonus of $30,000 on or before May 1, 2000; however, Mr. Wilson deferred his cash bonus during fiscal year 2000 and was entitled to receive 12% annual interest on all deferred compensation. Pursuant to an agreement between TSET and Mr. Wilson dated October 10, 2001, TSET issued a promissory note in the amount of $350,000 and will pay $30,000 in cash within sixty days of October 15, 2001, which represents all of Mr. Wilson's accrued salary, bonus and interest. In addition, TSET will pay Mr. Wilson his unpaid reimbursable expenses.

(11) Mr. Wilson was entitled to an automobile allowance of $1,000 per month, of which $2,670 was received in fiscal year 2000.

(12) As a signing bonus to his employment agreement, Mr. Wilson's nominee, The Pangaea Group LLC, received 1,000,000 restricted shares of our common stock. Such stock vested at a rate of 100,000 shares per month over a 10-month period; 700,000 shares vested during fiscal year 2000. The $700,000 value was obtained by multiplying the vested shares with the closing market price of our unrestricted common stock ($1.00 per share) on the date such shares were granted (April 20, 1999). Notwithstanding the above calculation, we expensed such stock transaction at a value of $300,000, or $0.30 per share. TSET has determined that the issuance of the 1,000,000 shares of common stock is void as of April 16, 1999, the effective date of Mr. Wilson's employment agreement.

(13) Mr. Black resigned as Executive Vice-President - Business Development of TSET effective December 31, 2001.

(14)  TSET accrued $60,000 of Mr. Black's 2002 salary.

(15) Mr. Black was granted 50,000 options on April 9, 2001. These options are fully vested and the exercise price is equal to $0.885 per share.

(16) Mr. Black joined our Company in May 2000. He was compensated $100,000 annually, of which $4,167 was received in fiscal year 2000.

(17) Mr. Black was entitled to an automobile allowance of $500 per month, and a one-time relocation allowance of $5,000, of which $4,500 was received in fiscal year 2000.


                                    AGGREGATED OPTIONS/SAR EXERCISES
                                         IN LAST FISCAL YEAR AND
                                  FISCAL YEAR END OPTIONS/SAR VALUES(1)

                                                          NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                               SHARES                    UNDERLYING UNEXERCISED        IN-THE-MONEY
                            ACQUIRED ON       VALUE       OPTIONS/SAR'S AT          OPTIONS/SAR'S AT
     NAME                    EXERCISE      REALIZED ($)    FISCAL YEAR END(1)       FISCAL YEAR END(2)
----------------  ----      -----------    ------------  ----------------------- -----------------------
Daniel R. Dwight                  -0-           -0-      Exercisable:      1,321,700             $0
President and                                            Unexercisa1e:     1,600,000             $0
Chief Executive
Officer(3)

Richard F. Tusing                 -0-           -0-      Exercisable:        473,000             $0
Chief Operating                                          Unexercisable:      950,000             $0
Officer(4)

Richard A. Papworth               -0-           -0-      Exercisable:        448,475             $0
Chief Financial                                          Unexercisable:      300,000             $0
Officer

Jeffrey D. Wilson                 -0-           -0-      Exercisable:        310,000(6)          $0
Former Chairman of the                                   Unexercisable:      350,000(6)          $0
the Board
of Directors and
Chief Executive
Officer(5)

Erik W. Black                     -0-           -0-      Exercisable:         50,000             $0
Former Executive                                         Unexercisable:            0             $0
Vice-President
Business Development(7)

---------------------------

(1) These grants represent options to purchase common stock. No SAR's have been granted.


(2) The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price of the options as of June 30, 2002.

(3) Mr. Dwight became President and Chief Executive Officer of TSET effective November 15, 2001.


(4)   Mr. Tusing became Chief  Operating  Officer of TSET  effective  January 1,
      2002.

(5) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.

(6) TSET has determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson pursuant to a letter agreement dated April 10, 2001 are void as of April 10, 2001, the effective date of the letter agreement. Of these options to purchase 350,000 shares of common stock, options to purchase 125,000 shares of common stock were exercisable at fiscal year end 2001 and 225,000 options were unexercisable at fiscal year end 2001.

(7) Mr. Black resigned as Executive Vice President - Business Development of TSET effective as of December 31, 2001.

                                                OPTION/SAR GRANTS TABLE

                                                           % TOTAL
                                  NO. OF SECURITIES      OPTIONS/SAR'S
                                      UNDERLYING           GRANTED TO
                                    OPTIONS/SAR'S         EMPLOYEES IN      EXERCISE OR BASE PRICE
             NAME                    GRANTED (#)        FISCAL YEAR (%)         ($ PER SHARE)           EXPIRATION DATE
             ----                ------------------     ---------------     ----------------------      ---------------

Daniel R. Dwight                    93,600(2)                1.5%                   $0.960           November 15, 2004
President and                       1,000,000               16.4%                   $0.680           February 12, 2012
Chief Executive Officer(1)            600,000                9.9%                   $0.250           February 12, 2012
                                   500,000(3)                8.2%                   $0.420           November 15, 2011
                                   250,000(3)                4.1%                   $0.660           November 15, 2011
                                   250,000(3)                4.1%                   $0.560           November 15, 2011

Richard F. Tusing                  246,500(5)                4.1%                   $0.960               June 30, 2005
Chief Operating Officer(4)            600,000                9.9%                   $0.680           February 12, 2012
                                      350,000                5.8%                   $0.250           February 12, 2012

Jeffrey D. Wilson                      50,000                0.8%                   $0.885               April 9, 2006
Former Chairman of the Board           10,000                0.1%                   $0.210              March 31, 2005
of Directors and
Chief Executive Officer(6)

Richard A. Papworth                   100,000                1.6%                   $0.680           February 12, 2012
Chief Financial Officer               200,000                3.3%                   $0.250           February 12, 2012


---------------------------------

(1) Mr. Dwight became President and Chief Executive Officer of TSET effective October 16, 2001.


(2) Represents options granted pursuant to Mr. Dwight's Consulting Agreements dated August 11, 2000 (individual agreement) and January 1, 2001 (Dwight Tusing & Associates' agreement), as amended April 12, 2001.


(3) Represents options granted pursuant to Mr. Dwight's Employment Agreement effective November 15, 2001 and Stock Option Agreement dated April 1, 2002.


(4)   Mr. Tusing became Chief  Operating  Officer of TSET  effective  January 1,
      2002.


(5) Represents options granted pursuant to Mr. Tusing's Consulting Agreements dated August 11, 2000 (individual agreement) and January 1, 2001 (Dwight Tusing & Associates' agreement), as amended April 12, 2001.


(6) Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of TSET pursuant to a mutual agreement between TSET and Mr. Wilson.


STOCK OPTION PLAN

      On February 12, 2002, the Board of Directors approved the TSET, Inc. Stock Option Plan under which the Company's key employees, consultants, independent contractors, officers and directors are eligible to receive grants of stock options. The Company has reserved a total of 6,250,000 shares of common stock under the Stock Option Plan. It is presently administered by the Company's Board of Directors. Subject to the provisions of the Stock Option Plan, the Board of Directors has full and final authority to select the individuals to whom options will be granted, to grant the options and to determine the terms and conditions and the number of shares issued pursuant thereto.


EMPLOYMENT AGREEMENTS

      The Employment Agreement of Jeffrey D. Wilson, our former Chairman and Chief Executive Officer, was dated as of April 20, 1999 and continued for an "evergreen" term of five years unless Mr. Wilson provided at least 60 days' prior written notice of his resignation. Such agreement provided for base cash compensation during the first 12-month period in the amount of $12,500 per month, plus a cash bonus in the amount of $30,000 to be paid in one lump sum on or before May 1, 2000. During the second 12-month period, Mr. Wilson's base cash compensation was to increase to $15,000 per month, and during the third 12-month period such base cash compensation was to increase to $20,000 per month. Mr. Wilson deferred all cash and bonus compensation from April 1999 through August 2000; however, commencing in September 2000, Mr. Wilson began receiving cash compensation in the amount of $17,500 per month, approved by the Board of Directors, in consideration of his previous deferral of such compensation. We were obligated to pay interest at the rate of 12% annually on all compensation deferred by Mr. Wilson until all such amounts have been paid in full. Mr. Wilson's nominee, The Pangaea Group, LLC, received a signing bonus of 100,000 fully vested and non-forfeitable restricted shares of our common stock; The

Pangaea Group, LLC received an additional 900,000 restricted shares of our common stock, which vested at the rate of 100,000 shares per month over the 9-month period following Mr. Wilson's acceptance of the terms of his employment agreement. Mr. Wilson was entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment; however, as of the date of this prospectus, we have not adopted or implemented any such plans. Mr. Wilson had "piggyback" registration rights with respect to all restricted shares owned by him, as well as "demand" registration rights with respect thereto exercisable two times during each 5-year term of his employment. The cost of exercising such piggyback and demand registration rights was to be borne by us. As of the date of this prospectus, Mr. Wilson had not exercised such registration rights. Mr. Wilson is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chairman and Chief Executive Officer.

      On April 10, 2001, we entered into a Letter Agreement with Mr. Wilson amending Mr. Wilson's Employment Agreement. Pursuant to the Letter Agreement, Mr. Wilson waived the anti-dilution provision of his Employment Agreement in consideration for options to purchase 350,000 shares of our restricted common stock. The option to purchase 125,000 shares of common stock was fully vested as of April 10, 2001 and the remaining 225,000 share option was to vest upon the achievement of certain performance objectives. The exercise price of these options was equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001.

      In September 2001, we determined that, among other things, our Board of Directors never validly approved Mr. Wilson's Employment Agreement. Accordingly, we determined that Mr. Wilson's Employment Agreement and the Letter Agreement are null and void from their inception. As a consequence, we have determined that the issuance of 1,000,000 shares of common stock pursuant to Mr. Wilson's Employment Agreement and the grant of options to purchase 350,000 shares of common stock pursuant to the Letter Agreement were void as of the effective dates of the Employment Agreement and Letter Agreement, respectively, and that these shares of common stock and options are treated as if they were never issued or granted, as the case may be. Effective October 10, 2001, Mr. Wilson resigned as Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Wilson remains as a director of the Company.

      Daniel R. Dwight, our President and Chief Executive Officer, and our company entered into an Employment agreement effective as of November 15, 2001. The initial term of Mr. Dwight's Employment Agreement is for 2 years and will automatically renew for successive 1 year terms unless the Company or Mr. Dwight provide the other party with written notice within 3 months of the end of the initial term or any subsequent renewal term. Mr. Dwight's Employment Agreement provides for base cash compensation of $180,000 per year. Mr. Dwight is eligible for annual incentive bonus compensation in an amount equal to Mr. Dwight's annual salary based on the achievement of certain bonus objectives. In addition, the Company granted Mr. Dwight 1,000,000 immediately vested and exercisable, ten-year stock options at various exercise prices. Mr. Dwight will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment. Mr. Dwight is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chief Executive Officer.

      Richard A. Papworth, our Chief Financial Officer, has an Employment Agreement dated as of May 19, 2000, which continues for an "evergreen" term of two years, unless Mr. Papworth provides at least 90 days' prior written notice of his resignation. Mr. Papworth's Employment Agreement provides for base cash compensation in the amount of $10,000 per month, a signing bonus of $50,000 worth of fully vested and non-forfeitable restricted shares of our common stock, plus a year-end bonus payable in cash and additional shares, in a "blended" amount to be determined. Mr. Papworth will be entitled to fully participate in any and all 401(k), stock option, stock bonus, savings, profit-sharing, insurance, and other similar plans and benefits of employment; however, as of the date of this prospectus, we have not adopted or implemented any such plans. Mr. Papworth is entitled to be indemnified, defended, and held harmless by us from and against any and all costs, losses, damages, penalties, fines, or expenses (including, without limitation, reasonable attorneys' fees, court costs, and associated expenses) suffered, imposed upon, or incurred by him in any manner in connection with his service as our Chief Financial Officer.

      On April 10, 2001, we entered into a Letter Agreement with Mr. Papworth amending Mr. Papworth's Employment Agreement. Pursuant to the Letter Agreement, Mr. Papworth waived the anti-dilution provision of his Employment Agreement in consideration for an option to purchase 398,475 shares of our restricted common stock. The option was fully vested as of April 10, 2001 and the exercise price is equal to $0.885 per share, which was the closing price of our common stock as quoted on the Over-the-Counter Bulletin Board on April 9, 2001.

EXECUTIVE SEVERANCE AGREEMENTS

      The Employment Agreement of Richard A. Papworth, our Chief Financial Officer, provides that upon the occurrence of any transaction involving a change of control of TSET pursuant to which his employment is terminated, any shares of our common stock to which Mr. Papworth is entitled through any stock option or other stock ownership plan shall immediately vest and Mr. Papworth will be entitled to receive all the compensation and benefits of employment that he would have received for the full term of his employment but for such termination (i.e., given the 2-year "evergreen" term of his employment, Mr. Papworth would therefore receive two years' worth of such compensation), the immediate vesting of shares in any stock option or other stock ownership plan, and the immediate vesting of all matching contributions made by us in any 401(k), savings, profit-sharing, or other similar plan or benefit program.

      The Employment Agreement of Daniel R. Dwight, our Chief Executive Officer, provides that, upon the occurrence of any transaction as defined as a "change of control" of TSET, Mr. Dwight shall receive his salary and benefits for a period of time that is the greater of (i) one year or (ii) the remainder of Mr. Dwight's employment term.

      As of the record date, we have not adopted any separate executive severance agreements.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

      In connection with his Employment Agreement, Jeffrey D. Wilson's nominee, The Pangaea Group LLC, received a signing bonus of 100,000 restricted shares of our common stock; such shares were fully vested and non-forfeitable upon issuance. In addition, The Pangaea Group LLC received an additional 900,000 restricted shares of our common stock, vesting at the rate of 100,000 shares per month over the 9-month period ended January 2000. In September 2001, the Company determined that, among other things, our Board of Directors never validly approved Mr. Wilson's Employment Agreement. Accordingly, the Company has determined that Mr. Wilson's Employment agreement was null and void from its inception. As a consequence, the Company has determined that the issuance of 1,000,000 shares of common stock pursuant to Mr. Wilson's Employment Agreement is void as of the effective date of the Employment Agreement, and that these shares of common stock are treated as if they were never issued.

      On August 11, 2000, we entered into a Consulting Agreement with Richard F. Tusing and Daniel R. Dwight, pursuant to which Messrs. Tusing and Dwight will provide management, financial, strategic, and other consulting services to us in exchange for consulting fees payable in cash and options of our common stock. Out-of-pocket expenses incurred by Messrs. Tusing and Dwight in connection with provision of their services under the Consulting Agreement will also be reimbursed by us. The Consulting Agreement was entered into prior to Messrs. Tusing's and Dwight's appointment as members of our Board of Directors in
October 2000 and was negotiated at arm's length. We believe that the compensation and other provisions of the Consulting Agreement are fair, reasonable, customary, and favorable to us. The Consulting Agreement was renewed with Dwight, Tusing & Associates on similar terms and conditions with a rate adjustment as of January 1, 2001, and was amended on April 12, 2001 to decrease the strike price of the options granted as partial compensation thereunder. Pursuant to the Company and Mr. Dwight entering into his Employment Agreement, effective November 15, 2001, Mr. Dwight's Consulting Agreement is no longer in effect. Pursuant to his Consulting Agreement, Mr. Dwight earned $208,400 and $179,600, respectively, in the years ended June 30, 2001 and 2002, respectively. Of the aggregate amount of $388,000, we have paid $202,400 to Mr. Dwight and the balance of $185,600 remains payable. Mr. Tusing's Consulting Agreement is currently in effect. The initial term of Mr. Tusing's Consulting Agreement was six months and is automatically renewed for successive terms of six months, unless our company or Mr. Tusing terminate the agreement upon 30 days' prior written notice. Mr. Tusing performs management and business consulting services under the Consulting Agreement. Pursuant to the agreement, Mr. Tusing is compensated $150 per hour for his services and the number of hours worked is mutually determined by our company and Mr. Tusing. At Mr. Tusing's discretion, he may elect to convert his unpaid hourly cash compensation for an option to purchase restricted shares of the Company's common stock at one hundred option shares for each hour of consulting services. Such option, once elected, is exercisable for three years at an exercise price of $2.00 per share. Pursuant to his Consulting Agreement, Mr. Tusing earned $207,400 and $377,750, respectively, in the years ended June 30, 2001 and 2002 and $30,750 through July 31, 2002. Of the aggregate amount of $615,900, we have paid $294,000 to Mr. Tusing and the balance of $331,900 remains payable.

      Effective October 10, 2001, we entered into a Consulting Agreement with Jeffrey D. Wilson, pursuant to which Mr. Wilson will provide thirty-five hours per month of management and other consulting services to us in exchange for consulting fees payable in cash and options of our common stock. The term of Mr. Wilson's Consulting Agreement is one year. Mr. Wilson is compensated $150 per hour for his services. Pursuant to his Consulting Agreement, Mr. Wilson earned $51,200 in the year ended June 30, 2002 and $8,700 through October 15, 2002. Of the aggregate amount of $56,500, we have paid $5,200 to Mr. Wilson and the balance of $51,300 remains payable. In addition, our company granted Mr. Wilson an option to purchase 100,000 shares of the Company's common stock upon the successful conclusion of the Company's legal proceedings against W. Alan Thompson, Ingrid T. Fuhriman, Robert L. Fuhriman II and Weihao Long. The option is for three years and fully vests and becomes exercisable immediately upon the grant thereof. The exercise price of the option will be the closing price of the Company's common stock on the option's date of grant. Out-of-pocket expenses incurred by Mr. Wilson in connection with provision of his services under the Consulting Agreement will also be reimbursed by us. The Consulting Agreement was negotiated at arm's length. We believe that the compensation and other provisions of the Consulting Agreement are fair, reasonable, customary, and favorable to us. Mr. Wilson's Consulting Agreement is currently in effect until October 15, 2002.

      Pursuant to Daniel R. Dwight's Employment Agreement, effective November 15, 2001, our company and Mr. Dwight agreed that the Consulting Agreement, dated January 1, 2001, between our company and Mr. Dwight and the Finders Agreement, dated August 11, 2000, between our company and Mr. Dwight were terminated effective November 15, 2001. We acknowledged and agreed that pursuant to the terms of the Consulting Agreement, we owe Mr. Dwight past-due amounts equal to $250,582. We agreed that this past-due amount will accrue interest at 1% per month until paid in full. Payments from our company to Mr. Dwight shall be allocated first to out-of-pocket expenses, second to salary, and third to repayment of the past-due amount. In addition, we acknowledged and agreed that, pursuant to the Consulting Agreement and the Finders Agreement, Mr. Dwight has earned 271,700 options that are fully vested and exercisable under the terms and conditions of the Consulting Agreement, the Finders Agreement and a Letter Agreement, dated April 12, 2001 between our company and Mr. Dwight.

             PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to change the name of our Company to Kronos Advanced Technologies, Inc.

      If the amendment to our Company's Articles of Incorporation is adopted, Articles of Amendment shall be filed with the Nevada Secretary of State so that the first paragraph of Article I of the Articles of Incorporation shall be as follows:

            "That the name of said corporation shall be Kronos Advanced Technologies, Inc."

      Our Company is focused on the development and commercialization of the air-movement and purification technology known as KronosTM. Our Company's Board of Directors believes that it is desirable to change the name of our Company to Kronos Advanced Technologies, Inc., as it more directly associates our Company with our KronosTM technology.


RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to change the name of our Company to Kronos Advanced Technologies, Inc.

                          DESCRIPTION OF CAPITAL STOCK

      Our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, no par value. As of October 14, 2002, 46,891,293 shares of common stock were issued and outstanding; no shares of our preferred stock are issued and outstanding. The rights and preferences of the preferred stock will be determined upon issuance by our Board of Directors. The following description is a summary of our capital stock and contains the material terms thereof. Additional information can be found in our Articles of Incorporation and Bylaws, which were filed as exhibits to our Registration Statement on Form S-1 filed on August 7, 2001 with the Securities and Exchange Commission.


COMMON STOCK

      Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors. Accordingly, holders of a majority of our common stock entitled to vote in any election of directors may elect all of the directors standing for election should they choose to do so. Neither our Articles of Incorporation nor our Bylaws provide for cumulative voting for the election of directors. Holders of our common stock are entitled to receive their pro rata share of any dividends declared from time to time by the Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, subscription, conversion, sinking fund, or redemption rights. All outstanding shares of our common stock are fully paid and non-assessable. In the event of liquidation, dissolution, or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock (if any) then outstanding.


PREFERRED STOCK

      Our Articles of Incorporation authorizes 50,000,000 shares of preferred stock, no par value. No shares of preferred stock are issued and outstanding as of the date of this prospectus. The Board of Directors is authorized, subject to any limitations prescribed by the Nevada Revised Statutes, or the rules of any quotation system or national securities exchange on which our stock may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without further vote or action by the stockholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of the Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. As of the date of this prospectus, the voting and other rights associated with the preferred stock have yet to be determined by the Board of Directors. There are no present plans by the Board of Directors to issue preferred shares or address the rights to be assigned thereto.


OPTIONS

      In April 2001, we entered into agreements with employees, consultants and directors for the grant of stock options to purchase shares of our common stock. All stock option grants are exercisable at the fair market value of the shares on the date of grant, except for those options granted to the consultants. The exercise price in the consulting agreements is fixed and in excess of the fair market value on the date of grants. On April 10, 2001, Messrs. Jeffrey D. Wilson and Richard A. Papworth were granted options to acquire, collectively, 748,475 shares of common stock in consideration for their relinquishment of the anti-dilution clauses in their employment agreements. We have determined that the options to purchase 350,000 shares of common stock granted to Mr. Wilson on April 10, 2001 are void as of that date, and these options are treated as if they were never granted. On April 10, 2001, members of our management team and Board of Directors were granted stock options totaling 450,000 shares. On May 4, 2001, two members of the Board of Directors were granted stock options for 250,000 shares of common stock. On February 12, 2002, eight employees of the Company were granted stock options for 4,580,000 shares of common stock. On November 15, 2001, Daniel R. Dwight was granted stock options for 1,000,000 shares of common stock as a signing bonus in connection with Mr. Dwight's Employment Agreement.

      As of October 9, 2002, the following options had been granted in the amounts and to the individuals shown below; as of the date hereof, none of such options has been exercised:

--------------------------------------------------------------------------------
                               NUMBER                     DATE OF
NAME                         OF OPTIONS     STRIKE PRICE   GRANT      EXPIRATION
--------------------------------------------------------------------------------

Daniel R. Dwight                 50,000        $0.885     04/09/01     04/09/06
                              178,100(1)       $0.960     05/07/01     05/07/04
                               93,600(1)       $0.960     11/15/01     11/15/04
                              1,000,000        $0.680     02/12/02     02/12/12
                                600,000        $0.250     12/12/02     02/12/12
                              500,000(2)       $0.420     11/15/01     11/15/11
                              250,000(2)       $0.560     11/15/01     11/15/11
                              250,000(2)       $0.660     11/15/01     11/15/11


Richard F. Tusing                50,000        $0.885     04/09/01     04/09/06
                              176,500(3)       $0.960     05/07/01     05/07/04
                              246,500(3)       $0.960     06/30/02     06/30/05
                                600,000        $0.680     02/12/02     02/12/12
                                350,000        $0.250     02/12/02     02/12/12


Richard A. Papworth              50,000        $0.885     04/09/01     04/09/06
                                398,475        $0.885     04/09/01     04/09/11
                                100,000        $0.680     02/12/02     02/12/12
                                200,000        $0.250     02/12/02     02/12/12


Igor Krichtafovitch              50,000        $0.885     04/09/01     04/09/06
                                600,000        $0.680     02/12/02     02/12/12
                                400,000        $0.250     02/12/02     02/12/12


J. Alexander Chriss              50,000        $0.885     04/09/01     04/09/06
                              104,000(4)       $1.120     04/30/01     04/30/04
                              104,800(4)       $1.120     12/31/01     12/31/04
                                350,000        $0.680     02/12/02     02/12/12
                                300,000        $0.250     02/12/02     02/12/12


Jeffrey D. Wilson                50,000        $0.885     04/09/01     04/09/06
                              200,000(5)       $0.710     05/03/01     05/03/11
                               50,000(6)       $0.360     10/10/01     10/10/04
                                 10,000        $0.210     03/31/02     03/31/05


Charles D. Strang                50,000        $0.885     04/09/01     04/09/06
                               50,000(7)       $0.710     05/03/01     05/03/11


Erik W. Black                    50,000        $0.885     04/09/01     04/09/06


Charles H. Wellington, Jr.       50,000        $0.885     04/09/01     04/09/06


Vladimir Gorobets                30,000        $0.250     02/12/02     02/12/12

--------------------------------------------------------------------------------
                               NUMBER                     DATE OF
NAME                         OF OPTIONS     STRIKE PRICE   GRANT      EXPIRATION
--------------------------------------------------------------------------------

Bruce Long                       20,000        $0.250     02/12/02     02/12/12

Jacob Oharah                     30,000        $0.250     02/12/02     02/12/12


---------------

(1)   Pursuant   to   consulting   agreements   dated  as  of  August  11,  2000
      (individually) and January 1, 2001 (as Dwight Tusing & Associates), as amended April 12, 2001.


(2) Pursuant to an employment agreement dated November 15, 2001 and a corresponding stock option agreement dated November 15, 2001.


(3)   Pursuant   to   consulting   agreements   dated  as  of  August  11,  2000
      (individually) and January 1, 2001 (as Dwight Tusing & Associates), as amended April 12, 2001.


(4) Pursuant to a consulting agreement dated as of March 18, 2001; option grant effective as of April 30, 2001.


(5) Mr. Wilson was granted options to purchase 100,000 shares of common stock annually for his service as Chairman of TSET's Board of Directors. Options shown reflect such options for such service for years 1999 and 2000, respectively.


(6) Pursuant to an agreement dated October 10, 2001 between TSET and Mr. Wilson, Mr. Wilson was granted an option to purchase 50,000 shares of common stock in consideration of Mr. Wilson's service in year 2001, prior to his resignation, as Chairman of TSET's Board of Directors.


(7) Mr. Strang is entitled to receive 50,000 restricted shares of common stock annually for his service as a member of TSET's Board of Directors.


WARRANTS

      On August 7, 2001, we entered into a Warrant Agreement with The Eagle Rock Group, LLC, pursuant to which The Eagle Rock Group was granted a ten-year warrant to acquire 1,400,000 shares of our common stock at an exercise price of $0.68 per share (the fair market value on the date of grant). The shares underlying the warrant have piggyback and demand registration rights, as well as subscription rights in the event that we issue any rights to all of our stockholders to subscribe for shares of our common stock. In addition, the warrant contains redemption rights in the event that we enter into a transaction that results in a change of control of our company. We registered all of the shares underlying The Eagle Rock Group's warrant in a Form S-1 Registration Statement filed with the U.S. Securities & Exchange Commission on August 16, 2002.

      Effective March 11, 2002, we entered into an agreement with The Eagle Rock Group extending our relationship with The Eagle Rock Group until March 1, 2003. Pursuant to the agreement, we agreed to grant to The Eagle Rock Group a ten-year warrant for the right to purchase 2,000,000 shares of our common stock. Five hundred thousand (500,000) warrant shares are earned over a 12-month period and will fully vest on March 1, 2003. The remainder of the shares may be earned, contingent upon the occurrence of various events, including a successful capital raise, securing contracts with the U.S. military, securing contracts with consumer-oriented distribution organizations, and the adoption of a branding/marketing campaign principally developed by The Eagle Rock Group. The exercise price of these warrant shares will be equal to our common stock's closing price as of the day an initial letter of intent or term sheet related to such transaction is executed.


ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND FLORIDA LAW

      The following provisions of the Articles of Incorporation and Bylaws of our Company could discourage potential acquisition proposals and could delay or prevent a change in control of our Company. Such provisions may also have the effect of preventing changes in the management of our Company, and preventing shareholders from receiving a premium on their common stock.

      AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of common stock and preferred stock are available for future issuance without shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.


TRANSFER AGENT AND REGISTRAR

      The transfer agent and registrar for our common stock is Merit Transfer Company, 68 South Main Street, Suite 708, Salt Lake City, UT 84101, Telephone
(801) 531-7558.

OTHER MATTERS

      As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


INDEPENDENT ACCOUNTANTS

      The firm of Grant Thornton, LLP served as our Company's independent accountants for Fiscal 2002. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has not selected its independent accounts for Fiscal 2003.

      AUDIT FEES. The aggregate fees billed for professional services rendered was $62,400 for the audit of the Company's annual financial statements for the year ended June 30, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended June 30, 2002.

      ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $105,000 for the year ended June 30, 2002. These fees related to the review of the Company's Registration Statements and the preparation of federal and state income-tax returns.


ADDITIONAL INFORMATION

      ADVANCE NOTICE PROCEDURES. Under our Company's Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes shareholder proposals that our Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the discretion of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in our Company's proxy statement.

      SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING. Shareholders interested in submitting a proposal for inclusion in the proxy materials for our 2003 Annual Meeting of the Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by our Company's Secretary no later than July 1, 2003. Any shareholder proposals should be addressed to our Company's Secretary, 464 Common Street, Suite 301, Belmont, Massachusetts 02478.

      PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Daniel R. Dwight
                                           -------------------------------------
                                           Daniel R. Dwight
                                           President and
                                           Chief Executive Officer

Belmont, Massachusetts
December 2, 2002